SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated June 13, 2013

to the Statement of Additional Information Dated April 30, 2013, as supplemented from time to time.

This supplement provides updated information beyond that contained in the currently effective Statement of Additional Information (“SAI”), as supplemented from time to time, for Series D (MSCI EAFE Equal Weight Series).

The following changes have been approved to the investment program of the Series:

•	changes to the Series’ name;

•	changes to the Series’ investment objective;

•

changes to the Series’ principal investment strategies, including the removal of the non-fundamental 80% policy to, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities included in the MSCI EAFE Equal Weighted Index;

•	a replacement of the Series’ portfolio manager(s) with a new portfolio management team;

•	a change to the Series’ primary index; and

•	the removal of the non-fundamental operating policies, with the exception of the non-fundamental operating policy relating to liquidity.

These changes to the Series will become effective on August 15, 2013. As a result, effective August 15, 2013, the SAI will be revised substantially as follows:

The name of Series D (MSCI EAFE Equal Weight Series) will be changed to Series D (World Equity Income Series).

The section titled “Operating Policies” on page 47 of the SAI will be deleted in their entirety and replaced with the following:

Operating Policy – The operating policy (i.e., that which is non-fundamental) of the Series is:

1. Liquidity The Series may invest up to 15% of its net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series was valuing the security.

Under normal circumstances, the Series will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Series holding illiquid securities in excess of 15% of its net assets, the Series will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Series.

Please Retain This Supplement for Future Reference

SBLVTSAI-SUP-0613x0114